                                                                  Exhibit 10.5.1

Note: Portions of this exhibit indicated by "[*]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of Expedia's confidential treatment request.

July 26, 2001



Richard Bray
VP, MSN - US Region
Microsoft Corp.
One Microsoft Way
Redmond, WA  98052-6399


RE MSN/Expedia Carriage and Cross Promotion Agreement dated June 29, 2001 ("Agreement") Expedia Gross Profit per Transaction from December 1, 2000 through June 30, 2001 ("Opening Period")

Dear Richard:

         In accordance with Section 4.4 of the Agreement, the parties agree that the figures below specify the Average Gross Profit to EI per Transaction by transaction type achieved during the first and second quarter of EI's fiscal year 2001, and thus the payment amount per Transaction to be paid by EI to MSN for Transactions occurring during the Opening Period, as further defined in
Section 4.8 of the Agreement.

-------------------------------------------------------------------------------------------------------------
                               * Performance Payment
                                   Due Microsoft         **Average Gross Profit       Payment Amount Due
                             (% of avg. Gross Profit)     to EI per Transaction    Microsoft per Transaction
-------------------------------------------------------------------------------------------------------------
Air Transactions                        30%                        [*]                        [*]
-------------------------------------------------------------------------------------------------------------
Car Transactions                        25%                        [*]                        [*]
-------------------------------------------------------------------------------------------------------------
Merchant Accommodations
 Transactions                           25%                        [*]                        [*]
-------------------------------------------------------------------------------------------------------------
Agency Accommodations
 Transactions                           25%                        [*]                        [*]
-------------------------------------------------------------------------------------------------------------

         * Weighted Average calculated in accordance with Section 4.3(b). ** Determined based on Q1 and Q2 FY01


        The parties agree that defined terms in this letter agreement have the same meaning as set forth in the Agreement, except as otherwise provided.

         The parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

MICROSOFT CORPORATION              EXPEDIA, INC.

By /s/ Richard Bray                By /s/ Gregory S. Stanger
   ------------------------------     --------------------------------

Name (Print) Richard Bray          Name (Print) Gregory Stanger
             --------------------               ----------------------

Title VP-MSN US Region             Title Sr. VP and CFO
      ---------------------------        -----------------------------

                                ------------------------------------------------
                                 [*] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                                OMITTED AND FILED SEPARATELY WITH THE COMMISSION
                                 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                                        RESPECT TO THE OMITTED PORTIONS
                                ------------------------------------------------